Exhibit 99.1 RPM Investor Day MAP 2030 builds on proven programs to achieve our best results yet. N O V E M B E R 9 , 2 0 2 6

Forward-Looking Statements This presentation includes forward-looking statements relating to our business. These forward-looking statements, or other statements made by us, are made based on our expectations and beliefs concerning future events impacting us and are subject to uncertainties and factors (including those specified below), which are difficult to predict and, in many instances, are beyond our control. As a result, our actual results could differ materially from those expressed in or implied by any such forward-looking statements. These uncertainties and factors include (a) global and regional markets and general economic conditions, including uncertainties surrounding the volatility in financial markets, the availability of capital and the viability of banks and other financial institutions; (b) the prices, supply and availability of raw materials, including assorted pigments, resins, solvents, and other natural gas- and oil-based materials; packaging, including plastic and metal containers; and transportation services, including fuel surcharges; (c) continued growth in demand for our products; (d) legal, environmental and litigation risks inherent in our businesses and risks related to the adequacy of our insurance coverage for such matters; (e) the effect of changes in interest rates; (f) the effect of fluctuations in currency exchange rates upon our foreign operations; (g) changes in global trade policies, including the adoption or expansion of tariffs and trade barriers; (h) the effect of non-currency risks of investing in and conducting operations in foreign countries, including those relating to domestic and international political, social, economic and regulatory factors; (i) risks and uncertainties associated with our ongoing acquisition and divestiture activities; (j) the timing of and the realization of anticipated cost savings from restructuring initiatives, the ability to identify additional cost savings opportunities, and the risks of failing to meet any other objectives of our improvement plans; (k) risks related to the adequacy of our contingent liability reserves; (l) risks relating to a public health crisis similar to the Covid pandemic; (m) risks related to acts of war similar to the Middle East conflict and the Russian invasion of Ukraine; (n) risks related to the transition or physical impacts of climate change and other natural disasters or meeting sustainability-related voluntary goals or regulatory requirements; (o) risks related to our or our third parties' use of technology including AI, data breaches and data privacy violations; (p) the shift to remote work and online purchasing and the impact that has on residential and commercial real estate construction; and (q) other risks detailed in our filings with the Securities and Exchange Commission, including the risk factors set forth in our Annual Report on Form 10-K for the year ended May 31, 2026, as the same may be updated from time to time. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the filing date of this document. Investor Day | November 9, 2026 2

Regulation G This presentation includes certain company data that do not directly conform to generally accepted accounting principles, or GAAP, and certain company data that have been restated for improved clarity, understanding and comparability, or pro forma. All non-GAAP data in this presentation are indicated by footnote. Tables reconciling such data with GAAP measures are available as an appendix to this presentation and through our website, www.rpminc.com under Investor Information/Presentations. We have not provided a reconciliation of our FY30 target Adjusted EBITDA or Adjusted EBITDA % Margin because material terms that impact such measures are not in our control and/or cannot be reasonably predicted, and therefore a reconciliation of such measures is not available without unreasonable effort. Investor Day | November 9, 2026 3

Safety Message Mike Jewell Stonhard EVP - Operations

RPM At a Glance

M·A·P
Growth • Efficiency • Connectivity
2030

50% / 50%
Split between coatings & construction chemicals

65% / 35%
Repair & Maintenance vs. OEM / New Construction



TREMCO
carboline
Vandex
Flowcrete
PRIMER
ROCKSOLID
WATCO
KRUD KUTTER
METALLIC

QUICK FACTS

A world leader in specialty coatings, sealants, building materials and related services.

MANUFACTURING FACILITIES IN 22 COUNTRIES



FOUNDED:	1947
HEADQUARTERS:	Medina, OH
STOCK LISTING:	NYSE (Symbol: RPM)
FISCAL 2026 SALES:	$7.9 Billion
SALES LOCATIONS:	167 countries and territories
EMPLOYEES:	17,500

53
consecutive years of dividend increases

$5.2 bb
returned to shareholders through cash dividends and share / convertible debt repurchases

RPM
Investor Day | November 9, 2026 5

By Building a Better World, We Create Value for All BUILDING A BETTER WORLD CREATING VALUE FOR ALL We deliver We deliver We deliver superior benefits, superior returns innovative We formulate products, systems and rewards and through a growing products and solutions that protect, beautify, repair, recognition to our cash dividend and solutions to enhance performance and extend the associates who stock price customers with useful life of objects, structures and invest their time appreciation to our passion buildings that people value. and talent in our stockholders who and integrity. combined success. invest their capital and trust in RPM. STRATEGY TO: DRIVE GROWTH DRIVE MARGINS UNDERSTAND ALLOCATE ENGAGE OPTIMIZE DRIVE SIMPLIFY Our Value Financial Capital Our Human Capital Structure/Amplify Operational Product Lines Advantage to Where We Win to Thrive Connectivity Excellence and Portfolios DRIVE VALUES TRANSPARENCY, TRUST & RESPECT • ENTREPRENEURIAL SPIRIT • CREATING & KEEPING CATHEDRAL BUILDERS By Building a Better World and Creating Value for $10b 20% $30b All through a focused MAP 2030 initiative execution, IN EBITDA MARKET we will target the following by 2030 REVENUE MARGIN CAPITALIZATION VISION: Investor Day | November 9, 2026 6

Operating Groups Drive Growth & Efficiency 7

Extending Asset Life Is the Core of RPM* ~5% ~30% 15% 35% 45% 45% 65% 85% 10% ~65% Repair & Maintenance New Construction Specialty OEM *Current estimates, which are subject to change based on actual operating mix. Investor Day | November 9, 2026 8

Total Addressable Market Exceeds $500B RPM FY26 Sales of $7.9B • Small Project Paints & Coatings = 1% of potential TAM • Cleaners • Sealants & Adhesives • Abrasives $69B Consumer Group $418B • Building Envelope Systems Construction • Roofing $98B Products • Sealants & Adhesives Performance Group • Restoration Coatings • Performance, Industrial & Group • Concrete Specialty Coatings • Passive Fire Protection • Flooring Systems • Resinous Composite Structures Total Addressable Market (TAM) Investor Day | November 9, 2026 9

Rusty Gordon RPM Vice President & CFO N O V E M B E R 9 , 2 0 2 6 10

MAP 2025 Generated Significant Progress Top Priorities Going Forward MAP 2025 Accomplishments (FY25 compared to FY22) 1 Continuing implementation of efficiency initiatives +260 bps +510 bps 2 Focusing capital allocation to highest potential opportunities GROSS MARGINS ADJ. EBIT¹ MARGINS Increasing collaboration 3 to accelerate organic growth 320 bps Record sales, improvement adj. EBIT¹ & adj. EPS¹ GROWTH + EFFICIENCY = WORKING CAPITAL EACH YEAR AS % OF SALES DURING MAP 2025 THE POWER OF RPM 1 – Adjusted EBIT and adjusted EPS are non-GAAP measures, see appendix and filings with the SEC for reconciliation to nearest GAAP measures Investor Day | November 9, 2026 11

Structural Improvements to Cash Flow Average Annual Cash Provided by Operating Activities $1,000 $800 $841.6 $600 $400 $446.9 $200 $0 4 Years Prior to MAP 2025 Since MAP 2025 (FY19-FY22) (FY23-FY26) Investor Day | November 9, 2026 12 In millions

Strong Sales Growth in Challenging Economic Environment FY 2017-2026 Net Sales Last 5 Years 5.2% CAGR MAP 2020 5.3% CAGR $7.86B $6.11B $4.96B 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Investor Day | November 9, 2026 13

MAP 2030 | By-the-Numbers FY26 FY30 $ in millions Improvement CAGR Actuals Target Total Revenue $7,863 +$2,137 $10,000 6.2% Annual Revenue +$1,042 Gross Profit $3,258 $4,300 Growth Assumptions 7.2% % margin 41.4% 43.0% +160 bps • Volume ~+2% • Price ~+2% -$329 SG&A / Other $2,251 $2,580 3.5% • M&A ~+2% % of sales 28.6% 25.8% +280 bps +$772 Adjusted EBITDA¹ $1,228 $2,000 13.0% % margin 15.6% 20.0% +440 bps Working Capital as a % 23.7% +370 bps 20.0% -- of sales² 1 – Adjusted EBITDA is a non-GAAP measure, see appendix for reconciliation to consolidated Net Income, the nearest GAAP measure 2 - (Net accounts receivable + inventories – accounts payable) ÷ by trailing 12 months sales Investor Day | November 9, 2026 14

MAP 2030 Benefits – Building on Prior Successes Total $450 $72M EBITDA $400M EBITDA $400 $48 $76M EBITDA $350 $300 $125 $400M $85M EBITDA $250 $200 $167M EBITDA Total Identified EBITDA Benefits $112 $150 FY27–FY30 $100 $115 $50 $0 FY27 FY28 FY29 FY30 Total MAP 2030 Manufacturing Procurement SG&A CS-168 Manufacturing Procurement SG&A Commercial Excellence (CS-168) $115M $112M $125M $48M Yield, asset optimization, Contracting, logistics, value Structural SG&A & Pricing, sales effectiveness maintenance reliability, engineering, & insourcing commercial productivity & value selling facility consolidation Investor Day | November 9, 2026 15 Forecasted Benefits $M

Cash Flow Generation Improves Capital Allocation Flexibility Maintain Accelerating 53 Consecutive Strategic M&A Regular Share Investment Organic Growth Years of Dividend with Discipline Repurchases Grade Rating Through Capex Increases With Ability and Commercial to be Investments Opportunistic Investor Day | November 9, 2026 16

Dave Dennsteadt RPM President & COO N O V E M B E R 9 , 2 0 2 6 17

MAP 2030: 4 Priorities to Deliver 440bp Improvement in Adjusted EBITDA Margin Leverage our core brands to spur growth and innovation. 1 Apply proven strategies for global expansion. 2 Deploy existing SG&A to Amplify Connectivity. 3 Reinforce our foundational culture for growth. 4 Investor Day | November 9, 2026 18

MAP 2030 Drivers PURPOSE: VISION: GOALS: To build a better world for our To transform RPM into a rapidly growing, highly efficient, and By FY30, RPM’s goals are to generate: customers, associates and deeply collaborative company by harnessing the strengths of ✓ $10 billion in revenue shareholders, resulting in its entrepreneurial culture, core MAP practices and center-led ✓ 20% EBITDA margin superior value creation for all. functions to drive shared success. ✓ $30 billion market capitalization Manufacturing Leverage Digital Brand Trust Capabilities Procurement Leverage M&A Center-led FUEL DRIVE AMPLIFY Functionality GROWTH EFFICIENCY CONNECTIVITY Reignite growth Streamline Leverage scale with around customer and operations and growth market needs distribution Enhance International Capital Salesforce Tools Expansion Investment Standardize SG&A Portfolio Systems Optimization TRANSPARENCY, TRUST & RESPECT • ENTREPRENEURIAL SPIRIT • CREATING & KEEPING CATHEDRAL BUILDERS Investor Day | November 9, 2026 19

MAP 2030: 4 Priorities to Deliver 440bp Improvement in Adjusted EBITDA Margin Leverage our core brands to spur growth and innovation. 1 Apply proven strategies for global expansion. 2 Deploy existing SG&A to Amplify Connectivity. 3 Reinforce our foundational culture for growth. 4 Investor Day | November 9, 2026 20

Prior MAP Programs Have Laid the Foundation for What’s Next 52 18 Plant closures Warehouse closures To date To date 4,811 MAP projects 56 68 FY18-FY25 Accounting locations closed ERP consolidations To date To date KEY TAKEAWAY The biggest changes have been cultural: a focus on continuous improvement and collaboration Investor Day | November 9, 2026 21

MAP 2025 Successes: We Must Maintain Momentum Adjusted EBITDA¹ % 15.7% 15.6% +280bp 15.1% EBITDA margin¹ improvement, FY22 to FY26 13.7% Working Capital as a % of Sales² 380 bps 12.8% Improvement over the same period FY22 FY23 FY24 FY25 FY26 1 – Adjusted EBITDA is a non-GAAP measure, see appendix for reconciliation to consolidated Net Income, the nearest GAAP measure 2 - (Net accounts receivable + inventories – accounts payable) ÷ by trailing 12 months sales Investor Day | November 9, 2026 22

$80 Billion Serviceable Obtainable Market Today RPM FY26 Sales of $7.9B • Small Project Paints & Coatings = 10% of potential • Cleaners • Sealants & Adhesives • Abrasives $19B Consumer Group $40B • Building Envelope Systems Construction • Roofing Products • Sealants & Adhesives $21B Group • Restoration Performance • Performance, Industrial & • Concrete Coatings Specialty Coatings Group • Passive Fire Protection • Flooring Systems • Resinous Composite Structures Serviceable Obtainable Market (SOM) Investor Day | November 9, 2026 23

Macro Environment – Emerging Markets and US Lead Growth Global Economy Construction Activity Construction output, YoY % (US Sep, Euro Area Aug) Real GDP growth by region, YoY % ■ United States ■ Euro Area ■ United States ■ Euro Area ■ Emerging Markets 8% 7.0% US total -2.7% 6% 4.4% 4% US residential -8.9% 2.3% 2% US nonresidential +2.3% 1.2% 0% 0.4% -2% Euro Area total +1.4% 2021 2022 2023 2024 2025 2026E 2027E Emerging Markets = IMF Emerging Market and Developing Economies. Sources: IMF WEO, Oct 2026; U.S. Census Bureau, Sep 2026 (segments per NAHB); Eurostat, Aug 2026. E = forecast. Investor Day | November 9, 2026 24

Distinct Strengths in All Three Segments, Shared Foundation $18.7B 1 Solving problems others can’t 1 Technical expertise 1 Market and end-user insights Consumer Solutions for mission-critical Group Portfolio of competitive platforms 16 leading technology platforms 2 2 2 building challenges $39.3B Unique digital assets 3 Most “feet on the street” 3 Unparalleled service 3 Construction Products Group SHARED ACROSS ALL THREE SEGMENTS Shared Assets + Best-in-Class Field Service Best Practices Labor + Time Savings Extending Asset Life Technology, products & High responsiveness Manufacturing, distribution services centers, IT, R&D & admin Investor Day | November 9, 2026 25

Examples of Products in Action $39.3B Construction Products • The “Lighthouse” and “Iceberg” • NGL Pipeline in Central Texas • Patent-pending polyurethane foam Group buildings in Denmark • SP-2888 RG protective coating • Water clean-up • Aluminum roofing system • Protects in harsh weather conditions • Tack-free in 30 minutes • Durable and weather-resistant roofs in • Can cure as quickly as 3 minutes • Helps block drafts and moisture and coastal area promotes energy efficiency • Allows a single crew to finish up to • Critical component of an aesthetically 2km of pipeline per day • Reusable up to 6 weeks striking design Investor Day | November 9, 2026 26

Technical Solutions Solve Complex Challenges in High-Performance Buildings Roofing and Wall Systems Passive Fire Protection • Guaranteed waterproof • Up to 3.5 hours of passive structure fire protection • Roofing maintenance and • Low outgassing restoration reduces risk of • Fast application disruption • Wall systems can be manufactured offsite, reducing onsite labor needs Concrete Admixtures and FRP Structures Flooring systems Synthetic Fibers • Platforms, stairs, fencing, • Abrasion and impact • Admixtures reduce water barriers and trench covers resistant consumption and require • Non-conductive and non- • Controls static electricity less cement corrosive • Can provide both product • Synthetic fibers improve • Easier onsite customization and installation durability, construction vs. steel time and carbon footprint vs. steel rebar Investor Day | November 9, 2026 27

Fueling Growth FUEL GROWTH Reignite Growth Around Customer and Market Needs Portfolio Leverage Brand M&A International Optimization Trust Expansion • Share innovation ideas • Invest in system solutions • Leverage platform strategy • Accelerate SKU among businesses, in emerging markets rationalization • Assess parallel markets leveraging R&D resources • Share more technology • Consider business • Consider larger targets • Expand technical across borders line divestitures sales forces • Invest where we • Reallocate capital • Broaden system selling win in Europe to best opportunities Investor Day | November 9, 2026 28

Investing in R&D and Innovation Innovation Center of International R&D Expansions Fireproof Testing Facilities Excellence Shared by all 3 segments Focus on emerging markets Full-scale in-house capabilities 29 Investor Day | November 9, 2026

MAP 2030: 4 Priorities to Deliver 440bp Improvement in Adjusted EBITDA Margin Leverage our core brands to spur growth and innovation. 1 Apply proven strategies for global expansion. 2 Deploy existing SG&A to Amplify Connectivity. 3 Reinforce our foundational culture for growth. 4 Investor Day | November 9, 2026 30

Optimize Structure / Amplify Connectivity 3 Models of RPM 2 Europe 1 15% North America 77% 3 Platform 8% FY26 Percentage of Sales Investor Day | November 9, 2026 31

Global Expansion – Applying Proven Strategy & Structure Outside North America • Global growth will accelerate with 23% of RPM’s Sales outside of North America. • Proven structures are in place. Admin IT • Centralize what can scale. • Decentralize what requires local flexibility for customers and market conditions. Malaysia India Manufacturing Belgium Distribution Manufacturing Manufacturing Distribution Investor Day | November 9, 2026 32

MAP 2030: 4 Priorities to Deliver 440bp Improvement in Adjusted EBITDA Margin Leverage our core brands to spur growth and innovation. 1 Apply proven strategies for global expansion. 2 Deploy existing SG&A to Amplify Connectivity. 3 Reinforce our foundational culture for growth. 4 33 Investor Day | November 9, 2026

Driving Efficiency DRIVE EFFICIENCY Streamline Operations and Distribution Manufacturing Procurement SG&A Capital Investment • MS-168: Manufacturing • Focus on indirect procurement • Process-driven approach to • Share physical assets Efficiency SG&A efficiency • Expand raw material scope • Improve working capital • Measure and reduce waste • Commercial productivity efficiency • Integrate acquisitions • Standardize maintenance • Incentivize improvement • Standardize IT systems • Distribution network 34 Investor Day | November 9, 2026

Operating Groups Drive Growth & Efficiency Administration 35

Leveraging SG&A: Center-Led Systems Amplify Connectivity Across RPM Environment, Health & Leadership Development Safety, Operations CONNECTIVITY Sales Force Tools Data Analytics Increase collaboration & standardization Shared Services R&D Investor Day | November 9, 2026 36

Leveraging Our Teams and Training for Continuous Improvement Green Belt Training Global Service Centers GSC India Green Belt $25+M pipeline new trainees per 100 year trained Green 620 Belts GSC Mexico Investor Day | November 9, 2026 37

RPM Evolves, Embracing Our AI Future Time needed to serve a customer Customers a salesperson can serve NOW NEXT Today: AI-augmented THEN • AI preps every customer visit Tablet Era • Proposals drafted in minutes • Catalogs and specs in the • Routine follow-up handled field Flip Phone Era for the seller • One customer at a time • Quotes and orders entered • One seller serves many on site • Orders and notes on paper customers, each one faster • More customers, answered • Answers wait for the office on the spot One seller now serves many customers, and each customer is served faster 38 Investor Day | November 9, 2026

Failure to Flow in 36 Hours: Automation at the Point of Need

A Hospital Air Handler Serving 8 Operating Rooms. Pure Air: 36 Hours vs. OEM Replacement: 6 Months.

MAP
Growth • Efficiency • Connectivity
2030

Sep 10 8:00 AM	Sep 10 10:00 AM	Sep 10 12:00 PM	Sep 11 7:30 AM	Sep 11 4:30 PM	Sep 12 7:00 PM
Hospital facility director calls Pure Air about issue.	Nearest Tremco rep on site, capturing the unit in the field app.	Engineered solution and firm price delivered.	Fan fails. ORs shut down. Signed proposal by 9:00 AM.	Custom fan array collected from manufacturer. Crew on site by 10 PM.	System operational. ORs ready for surgery that night.

2 hours on site to engineered proposal.
This is the automation.

36 hours from failure to flow.
This is the team spending the time automation bought.

VALUE TO CUSTOMER

36 hr. vs. 6 mo.
Pure Air restoration vs. OEM replacement

~$2M / day
OR revenue protected, 8 ORs at 8 surgeries a day

$330K vs. $4M
Restoration vs. replacement

VALUE TO RPM

+770bps
Gross margin improvement due in part to AI-augmentation

~$2K
Savings per assessment using field app

PureAir Control Services

Air Handling Unit, BEFORE AND AFTER



Cabinet before: failing fan wheel



Fan array installed, 36 hours later

RPM

Investor Day | November 9, 2026 39

Leveraging our Talent: Leadership Development is Foundational STRATEGIC LEADER STAFF RIDE PROGRAM Investor Day | November 9, 2026 40

MAP 2030: 4 Priorities to Deliver 440bp Improvement in Adjusted EBITDA Margin Leverage our core brands to spur growth and innovation. 1 Apply proven strategies for global expansion. 2 Deploy existing SG&A to Amplify Connectivity. 3 Reinforce our foundational culture for growth. 4 Investor Day | November 9, 2026 41

Brands Matter Investor Day | November 9, 2026 42

The Market Is Large, EBITDA Margin Expands 440 bps and the FY2030 Targets Are Set OPPORTUNITY MAP 2030 PLAN TARGET Expand from 10% +440 bps $2 Billion Our share of an $80B serviceable EBITDA margin improvement by FY2030 adjusted EBITDA and a $30B market, on $7.9B of FY26 sales. FY2030 through four priorities. market cap. The four priorities to deliver the margin expansion 1 2 3 4 Leverage our core brands Apply proven strategies for Deploy existing SG&A to Reinforce our foundational to spur growth and global expansion amplify connectivity culture for growth innovation 43 Investor Day | November 9, 2026

RPM Entrepreneurial Spirit — Creating & Keeping Cathedral Builders “Hire the best people you can find. Create an atmosphere that will keep them. Then let them do their jobs.” Frank C. Sullivan, 1947 Investor Day | November 9, 2026 44

Questions?

Appendix Reconciliation of Non-GAAP to GAAP Measures

Non-GAAP Reconciliation

MAP
Growth • Efficiency • Connectivity
2030

Non-GAAP Financial Measures

IN THOUSANDS
(Unaudited)

	Years Ended May 31, 2022	May 31, 2023	May 31, 2024	May 31, 2025	May 31, 2026
TOTAL CONSOLIDATED					
Income Before Income Taxes (a)	$ 606,799	$ 649,382	$ 787,837	$ 792,760	$ 870,340
Interest (Expense)	(87,928)	(119,015)	(117,969)	(96,543)	(111,544)
Investment (Expense) Income, Net	(7,595)	9,748	44,974	24,099	46,889
EBIT (b)	702,322	758,649	860,832	865,204	934,995
MAP initiatives (c)	45,555	128,757	92,773	87,899	80,329
Inventory step-up costs and other acquisition related costs(d)	2,776	-	-	4,026	8,196
Unusual executive costs (e)	5,590	-	-	-	-
(Gain) on the sale of assets and businesses, net (f)	(49,163)	(25,774)	(4,833)	(237)	(400)
Foreign exchange loss on settlement of debt (g)	1,357	-	-	-	-
Business interruption insurance recovery (h)	-	(20,000)	(11,128)	-	-
Legal contingency adjustment on a divested business (i)	-	-	3,953	6,059	-
Goodwill and intangible asset impairments (j)	-	-	-	13,080	-
(Gain) on acquisition earn-out fair value adjustments (k)	-	-	-	-	(14,417)
Environmental expense for a closed facility (l)	-	-	-	-	1,000
Property, plant and equipment impairment (m)	-	-	-	-	9,721
Adjusted EBIT	708,437	841,632	941,597	976,031	1,019,424
Depreciation (n)	103,849	107,832	125,696	140,303	161,252
Amortization (o)	47,543	44,993	42,103	40,249	47,077
Adjusted EBITDA (p)	$ 859,829	$ 994,457	$ 1,109,396	$ 1,156,583	$ 1,227,753
Net Sales	$ 6,707,728	$ 7,256,414	$ 7,335,277	$ 7,372,644	$ 7,863,422
Adjusted EBITDA as a % of net sales	12.8%	13.7%	15.1%	15.7%	15.6%

RPM

Investor Day | November 9, 2026 47

Non-GAAP Reconciliation Continued (a) The presentation includes a reconciliation of Income Before Income Taxes, a measure defined by Generally Accepted Accounting Principles in the United States (GAAP), to EBIT, Adjusted EBIT and Adjusted EBITDA. (b) EBIT is defined as earnings (loss) before interest and taxes, with Adjusted EBIT provided for the purpose of adjusting for items impacting earnings that are not considered by management to be indicative of ongoing operations. We evaluate the profit performance of our segments based on income before income taxes, but also look to EBIT, or adjusted EBIT, as a performance evaluation measure because Interest expense and Investment (expense) income, net are essentially related to corporate functions, as opposed to segment operations. For that reason, we believe EBIT is also useful to investors as a metric in their investment decisions. EBIT should not be considered an alternative to, or more meaningful than, income before income taxes as determined in accordance with GAAP, since EBIT omits the impact of interest and investment income or expense in determining operating performance, which represent items necessary to our continued operations, given our level of indebtedness. Nonetheless, EBIT is a key measure expected by and useful to our fixed income investors, rating agencies and the banking community all of whom believe, and we concur, that this measure is critical to the capital markets' analysis of our segments' core operating performance. We also evaluate EBIT because it is clear that movements in EBIT impact our ability to attract financing. EBIT may not be indicative of our historical operating results, nor is it meant to be predictive of potential future results. (c) Reflects restructuring and other charges, which have been incurred in relation to our Margin Acceleration Plan ( MAP to Growth ), Margin Achievement Plan ( MAP 2025 ) and our 2026 restructuring action, together MAP Initiatives, as follows: - Restructuring and other related expense, net: Includes charges incurred associated with our MAP to Growth and MAP 2025 programs related to headcount reductions, facility closures and impairments recorded in Restructuring Expense on the Consolidated Statements of Income. Restructuring Expense related to these programs totaled $6.3 million, $15.5 million, $30.0 million, $25.0 million and $18.2 million for fiscal years 2022, 2023, 2024, 2025 and 2026 respectively. Other related expenses include inventory write-offs in connection with restructuring activities recorded in Cost of Sales and accelerated depreciation and amortization recorded within Cost of Sales or Selling, General, & Administrative Expenses ( SG&A ) depending on the nature of the expense. Fiscal 2024 also had an increase in our allowance for doubtful accounts resulting from the divestiture of the non-core Universal Sealants Bridgecare services business. - 2026 Restructuring and other related expense, net: Includes charges incurred related to headcount reductions and facility closures associated with the SG&A-focused optimization actions and other early stage MAP 2030 actions recorded in Restructuring Expense on the Consolidated Statements of Income. Restructuring Expense related to the 2026 restructuring action totaled $24.4 million for the 2026 fiscal year. Other related expenses consist of higher executive departure costs, including accelerated stock compensation expense, that do not qualify as restructuring expense and are recorded within SG&A as well as accelerated depreciation recorded within Cost of Sales or “Selling, General, & Administrative Expenses depending on the nature of the expense. Other related expenses also includes inventory write-offs in connection with restructuring activities recorded in Cost of Sales . - Exited product lines: Mainly related to prepaid asset and inventory write-offs from the discontinuation of certain product lines which resulted from product line rationalization efforts in connection with our MAP Initiatives and recorded in Cost of Sales . - ERP consolidation plan: Includes expenses incurred as a result of our stated goals to consolidate over 75 ERP systems across the organization to one ERP platform per segment, as part of our overall MAP strategy as well as costs incurred for other decision support tools to facilitate our commercial initiatives related to MAP 2025 which have been incurred in all segments, as well as Corporate/Other, and have been recorded within SG&A . - Professional fees: Includes expenses incurred to consolidate accounting locations, costs incurred to implement technologies and processes to drive improved data analytics/decision making and cost incurred to implement new global manufacturing methodologies with the goal of improving operating efficiency incurred within all of our segments as well as Corporate/Other and recorded within SG&A . All of this spend is in support of stated MAP goals with the most significant expense incurred within Corporate/Other. - Goodwill Impairment: Relates to an impairment charge at our Universal Sealants ( USL ) reporting unit as a result of a decision to exit the services portion of that business which has been recorded in Goodwill Impairment in the third quarter of fiscal 2023. - (Gain) loss on sale of closed facilities, net: Net gain recognized related to the sale of certain properties which were closed as part of the MAP Initiatives. Included below is a reconciliation of the TOTAL CONSOLIDATED MAP initiatives. Investor Day | November 9, 2026 48

Non-GAAP Reconciliation Continued

MAP Growth • Efficiency • Connectivity 2030

	Years Ended May 31, 2022	May 31, 2023	May 31, 2024	May 31, 2025	May 31, 2026
Restructuring and other related expense, net	$ 9,602	$ 18,682	$ 40,896	42,861	23,059
2026 Restructuring and other related expense, net	-	-	-	-	32,082
Exited product line	558	8,217	(248)	-	-
ERP consolidation plan	3,873	7,021	11,426	15,044	13,739
Professional fees	34,244	61,201	36,151	29,994	17,320
Goodwill Impairment	-	36,745	-	-	-
(Gain) loss on sale of closed facilities, net	(2,722)	(3,109)	4,548	-	(5,871)
MAP initiatives	$ 45,555	$ 128,757	$ 92,773	$ 87,899	$ 80,329

(d) Amortization of inventory fair value adjustments related to acquisitions recorded in "Cost of Sales". Fiscal 2022 also includes third-party consulting fees incurred in evaluating potential acquisition targets.

(e) Unusual compensation costs recorded unrelated to MAP initiatives.

(f) Reflects the gain on sale or sale and leaseback associated with several real properties and businesses.

(g) Foreign exchange loss on early payment of the $100 million term loan in Q4 of fiscal 2022.

(h) Business interruption insurance recovery at our Consumer segment related to lost sales and incremental costs incurred during fiscal 2021 and 2022 as a result of an explosion at the plant of a significant alkyd resin supplier, which has been recorded in "SG&A".

(i) Represents incremental expense related to an adverse legal ruling from a case associated with a business that was divested in fiscal 2023.

(j) Reflects $11.4 million of goodwill impairment recorded in "Goodwill Impairment" and $1.7 million of intangible asset impairment recorded in "SG&A". Both charges are related to the Color Group reporting unit due to the continued softness in OEM markets and underperformance in our growth initiatives associated with this reporting unit.

(k) Fair value adjustments of the earn-out liabilities associated with the Star Brands Group acquisition, as well as one other smaller acquisition, which were recorded in "SG&A". Management does not consider these gains to be reflective of the company's core business operations.

RPM

Investor Day | November 9, 2026 49

Non-GAAP Reconciliation Continued (l) Environmental remediation costs related to a facility that has not been owned or operated for approximately 25 years. (m) Impairment charges related to property, plant and equipment in two asset groups within the Color Group reporting unit as a result of reduced cash flow projections in the coming years due to soft end markets. (n) Depreciation expense includes charges to income that result from property, plant and equipment depreciation and the amortization of assets recorded under finance leases recorded within Cost of Sales or Selling, General, & Administrative Expenses depending on the nature of the expense. This excludes accelerated depreciation related to MAP initiatives. (o) Amortization expense includes intangible asset amortization as well as amortization of deferred cloud computing implementation costs. (p) Management believes that investors' understanding of the Company's operating performance is enhanced by the disclosure of Adjusted EBITDA, which is a non-GAAP financial measure defined as earnings (loss) before interest, taxes, depreciation and amortization adjusted for items impacting earnings that are not considered by management to be indicative of ongoing operations. We evaluate the profit performance of our segments based on income before income taxes, but also look to adjusted EBITDA, as a performance evaluation measure because Interest Expense and investment (Expense) Income, Net are essentially related to corporate functions, as opposed to segment operations. Additionally, Adjusted EBITDA is an operating measure that provides investors with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. For these reasons, we believe Adjusted EBITDA is also useful to investors as a metric in their investment decisions. The reader is cautioned that the Company's Adjusted EBITDA should not be compared to other entities unknowingly. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes as determined in accordance with GAAP. Investor Day | November 9, 2026 50